                                                                   EXHIBIT 10.84

                              SEVENTH AMENDMENT TO
                  FIRST AMENDED AND RESTATED CREDIT AGREEMENT


         THIS SEVENTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment"), dated as of May 5, 1999, is entered into between the Lenders party hereto, BANKERS TRUST COMPANY, a New York banking corporation, as agent for the Lenders (the "Agent"), DORAL FINANCIAL CORPORATION (formerly known as First Financial Caribbean Corporation), a corporation organized under the laws of the Commonwealth of Puerto Rico ("DFC"), and DORAL MORTGAGE CORPORATION, a corporation organized under the laws of the Commonwealth of Puerto Rico and a wholly-owned subsidiary of DFC ("DMC", and together with DFC, each a "Borrower" and collectively, the "Borrowers"), with reference to the First Amended and Restated Credit Agreement, dated as of September 25, 1996, between the Borrowers, the Agent and the lenders party thereto (as amended by the First Amendment to First Amended and Restated Credit Agreement and Certain Other Loan Documents dated as of January 8, 1997, the Second Amendment to First Amended and Restated Credit Agreement dated as of March 28, 1997, the Third Amendment to First Amended and Restated Credit Agreement dated as of June 27, 1997, the Fourth Amendment to First Amended and Restated Credit Agreement dated as of November 5, 1997, the Fifth Amendment to First Amended and Restated Credit Agreement dated as of June 26, 1998, and the Sixth Amendment to First Amended and Restated Credit Agreement dated as of November 23, 1998, and as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). All capitalized terms used but not otherwise defined herein shall have the meanings given such terms in the Credit Agreement.

         The Lenders, the Agent and the Borrowers wish to amend the Credit Agreement as set forth herein.

         ACCORDINGLY, the parties hereto agree as follows:

         Section 1.        Addition of New Lenders and Amendment of Commitments.
As of the effective date of this Amendment as determined in accordance with
Section 5 below, each of Credit Lyonnais, New York Branch and Hibernia National Bank shall (i) become a party to the Credit Agreement and a Facility 1 Lender thereunder, (ii) be entitled to all rights, benefits and privileges accorded a Facility 1 Lender under the Credit Agreement and under the other Loan
Documents, (iii) be subject to all obligations of a Facility 1 Lender under the Credit Agreement and under the other Loan Documents, and (iv) have the respective Facility 1 Commitments set forth opposite its name on the signature pages hereto, as such Commitments may be reduced from time to time pursuant to
Section 8.6(c) of the Credit Agreement. The respective addresses for notices for Credit Lyonnais, New York Branch and Hibernia National Bank are set forth on Schedule X hereto. The Commitments of each of the existing Lenders shall be as set forth opposite such Lender's name on the signature pages hereto, as such Commitments may be reduced from time to time pursuant to Section 8.6(c) of the Credit Agreement.

         Section 2.        Amendment to Section 2.1 of the Credit Agreement.
Section 2.1(a)(i) of the Credit Agreement shall be amended by replacing the phrase "fifty percent (50%) of the aggregate Facility 1 Commitments then in effect" with "$62,500,000".

         Section 3. Other Amendments to Credit Agreement. Section 8.6 of the Credit Agreement shall be amended by adding thereto the following new subsections (g) and (h) immediately following subsection (f) thereof:

         "(g)    So long as no Potential Default or Event of Default has
occurred and is continuing, the Borrowers may at any time propose that one or more commercial banks (each, an "Applicant Lender") become an additional Lender hereunder. At such time, the Borrowers shall notify each of the Lenders of (i) the identity of such Applicant Lender, (ii) the proposed increase in the aggregate Commitments resulting from the addition of such Applicant Lender as a Lender hereunder, and (iii) such Applicant Lender's proposed Commitments (which must be not less than $15,000,000 in the case of a Facility 1 Commitment and not less than $1,000,000 in the case of a Facility 2 Commitment). Upon the Applicant Lender's addition as a Lender hereunder, such Applicant Lender shall become a party to this Agreement and a Lender hereunder, shall be entitled to all rights, benefits and privileges accorded a Lender under this Agreement and under the other Loan Documents, and shall be subject to all obligations of a Lender under this Agreement and under the other Loan Documents. Notwithstanding the foregoing or anything else contained herein, the aggregate amount of the Facility 1 Commitments of all Lenders shall not exceed $250,000,000 at any time and the aggregate amount of the Facility 2 Commitments of all Lenders shall not exceed $15,000,000 at any time.

         (h) The addition of any Applicant Lender as a Lender hereunder shall become effective upon the occurrence of each of the following events:

         (i) the Borrowers and the Agent shall have given their prior written consent to such Applicant Lender, which consent shall not be unreasonably withheld, delayed or conditioned;

         (ii) such Applicant Lender, the Borrowers and the Agent shall have mutually agreed on the date (the "Adjustment Date") on which such Applicant Lender shall become a Lender hereunder and under the other Loan Documents; and

         (iii)    on such Adjustment Date:

                  (A) such Applicant Lender, the Borrowers and the Agent shall execute and deliver to each of the other signatories thereto an Additional Lender Agreement in substantially the form of Exhibit W hereto and the Agent shall deliver a copy of such executed Additional Lender Agreement and a copy of the Commitment Notice attached as Schedule I thereto to each of the Lenders;


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                  (B)      the Borrowers shall execute and deliver to such
                           Applicant Lender (x) a duly executed Facility 1 Note and/or a duly executed Facility 2 Note, as the case may be, (y) a reliance letter from Puerto Rico counsel to the Borrowers addressed to such Applicant Lender and in form and substance satisfactory to such Applicant Lender, providing that such Applicant Lender may rely on the opinion letters of such counsel addressed to the existing Lenders and dated October 10, 1996 and May 7, 1997, as if such opinion letters were addressed directly to such Applicant Lender, and (z) certified copies of the resolutions of the Board of Directors of each of the Borrowers evidencing the authorization of such Borrower to enter into such Additional Lender Agreement and consummate the transactions and matters contemplated thereby; and

                  (C) no Potential Default or Event of Default shall have occurred and be continuing as of such date."

         Section 4. Addition of New Exhibit W. Exhibit W in the form of Exhibit W hereto shall be added to the Credit Agreement immediately following
Exhibit V thereto.

         Section 5. Representations and Warranties. The Borrowers represent and warrant that, on and as of the date hereof, all of the representations and warranties made by them in the Credit Agreement and the other Loan Documents are true and correct as if made on and as of the date hereof and no Potential Default or Event of Default has occurred and is continuing.

         Section 6. Effectiveness. This Amendment shall become effective as of the date hereof upon delivery to the Agent of (i) counterparts of this Amendment, duly executed and delivered by the parties hereto, (ii) a duly executed Facility 1 Note for each of Credit Lyonnais, New York Branch and Hibernia National Bank, (iii) a reliance letter from Puerto Rico counsel to the Borrowers addressed to Credit Lyonnais, New York Branch and Hibernia National Bank and in form and substance satisfactory to Credit Lyonnais, New York Branch and Hibernia National Bank providing that Credit Lyonnais, New York Branch and Hibernia National Bank may rely on the opinion letters of such counsel addressed to the existing Lenders and dated October 10, 1996 and May 7, 1997, as if such opinion letters were addressed directly to Credit Lyonnais, New York Branch and Hibernia National Bank, respectively, and (iv) certified copies of the resolutions of the Board of Directors of each of the Borrowers evidencing the authorization of such Borrower to enter into this Amendment and consummate the transactions and matters contemplated hereby.

         Section 7. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any party hereto may execute this Amendment by signing any such counterpart.


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         Section 8.        GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY
AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         Section 9. Miscellaneous. Except as expressly amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect. Nothing contained herein shall operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.


                                DORAL FINANCIAL CORPORATION,
                                as a Borrower

                                By:      /s/ Mario S. Levis
                                         --------------------------------------
                                Name:    Mario S. Levis
                                Title:   Executive Vice President and Treasurer


                                DORAL MORTGAGE CORPORATION,
                                as a Borrower

                                By:      /s/ Mario S. Levis
                                         --------------------------------------
                                Name:    Mario S. Levis
                                Title:   Executive Vice President and Treasurer


Facility 1 Commitment:          BANKERS TRUST COMPANY,
$39,000,000                     as Agent and as a Lender
Facility 2 Commitment:
$2,000,000
                                By:      /s/ Kevin M. McCann
                                         --------------------------------------
                                Name:    Kevin M. McCann
                                Title:   Managing Director


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Facility 1 Commitment:          FIRST UNION NATIONAL BANK,
$39,000,000                     as a Lender
Facility 2 Commitment:
$2,000,000
                                By:      /s/ R. STEVEN HALL
                                         --------------------------------------
                                Name:    R. Steven Hall
                                         --------------------------------------
                                Title:   Vice President
                                         --------------------------------------


Facility 1 Commitment:          BANKBOSTON, N.A. (formerly known as
$29,000,000                     The Bank of Boston), as a Lender
Facility 2 Commitment:
$2,000,000
                                By:      /s/ PAUL A. CHMIELINSKI
                                         --------------------------------------
                                Name:    Paul A. Chmielinski
                                         --------------------------------------
                                Title:   Vice President
                                         --------------------------------------



Facility 1 Commitment:          THE BANK OF NEW YORK,
$25,000,000                     as a Lender
Facility 2 Commitment:
$2,000,000
                                By:      /s/ ROBERT A. TWEED
                                         --------------------------------------
                                Name:    Robert A. Tweed
                                         --------------------------------------
                                Title:   Vice President
                                         --------------------------------------



Facility 1 Commitment:          NATIONAL CITY BANK OF KENTUCKY,
$25,000,000                     as a Lender
Facility 2 Commitment:
$2,000,000
                                By:      /s/ ROBERT J. OGBURN
                                         --------------------------------------
                                Name:    Robert J. Ogburn
                                         --------------------------------------
                                Title:   Vice President
                                         --------------------------------------


Facility 1 Commitment:          CREDIT LYONNAIS, NEW YORK BRANCH
$23,437,500                     as a Lender

                                By:      /s/ SEBASTIAN ROCCO
                                         --------------------------------------
                                Name:    Sebastian Rocco
                                         --------------------------------------
                                Title:   Senior Vice President
                                         --------------------------------------


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Facility 1 Commitment:          HIBERNIA NATIONAL BANK,
$19,500,000                     as a Lender

                                By:      /s/ EDWARD K. SANTOS
                                         --------------------------------------
                                Name:    Edward K. Santos
                                         --------------------------------------
                                Title:   Vice President
                                         --------------------------------------




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                                                                     SCHEDULE X


                              ADDRESS FOR NOTICES



Credit Lyonnais, New York Branch
1301 Avenue of the Americas
New York, NY 10019
Attn:  Paul Connolly
Telephone:  (212) 261-3885
Fax:  (212) 261-3438


Hibernia National Bank
P.O. Box 61540
New Orleans, LA 70161
Attn:  Stephanie F. Tyner
Telephone:  (504) 533-3345
Fax:  (504) 533-6242

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                                                                      EXHIBIT W

                          ADDITIONAL LENDER AGREEMENT


                  THIS ADDITIONAL LENDER AGREEMENT (the "Agreement") is dated as of _________________, ____, between _____________________ (the "Applicant
Lender"), BANKERS TRUST COMPANY, a New York banking corporation, as agent for the Lenders (the "Agent"), DORAL FINANCIAL CORPORATION (formerly known as First Financial Caribbean Corporation), a corporation organized under the laws of the Commonwealth of Puerto Rico ("DFC"), and DORAL MORTGAGE CORPORATION, a corporation organized under the laws of the Commonwealth of Puerto Rico and a wholly-owned subsidiary of DFC, with reference to the First Amended and Restated Credit Agreement, dated as of September 25, 1996, between the Borrowers, the Agent and the lenders party thereto (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). All capitalized terms used but not otherwise defined herein shall have the meanings given such terms in the Credit Agreement.

                  A. The Applicant Lender desires to become a "Lender" under the Credit Agreement.

                  B. Pursuant to Section 8.6 of the Credit Agreement, the Applicant Lender has been approved by the Borrowers and the Agent for inclusion as a Lender under the Credit Agreement and the other Loan Documents.

                  ACCORDINGLY, the parties hereto agree as follows:

                  1. As of the Adjustment Date, the Applicant Lender shall become a party to the Credit Agreement and shall be a "Lender" thereunder and under the other Loan Documents, shall be entitled to all rights, benefits and privileges accorded a Lender under the Credit Agreement and under the other
Loan Documents, and shall be subject to all obligations of a Lender under the Credit Agreement and under the other Loan Documents. The Commitment Notice attached as Schedule I hereto sets forth the Commitments of each of the Lenders after giving effect to the inclusion of the Applicant Lender as a Lender under the Credit Agreement and the other Loan Documents.

                  2. The address for notices of the Applicant Lender shall initially be as set forth beneath its signature below.

                  3. This Agreement and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of the State of New York.

                  4. This Agreement may be executed in any number of counterparts, each of


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which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

                  5. This Agreement, when executed by each of the parties hereto, shall constitute an amendment of the Credit Agreement and the other Loan Documents consistent with the Commitment Notice referred to in Section 1 above.


                  EXECUTED as of the day and year first above written.



                                DORAL FINANCIAL CORPORATION,
                                as a Borrower

                                By:
                                         --------------------------------------
                                Name:
                                         --------------------------------------
                                Title:
                                         --------------------------------------


                                DORAL MORTGAGE CORPORATION,
                                as a Borrower

                                By:
                                         --------------------------------------
                                Name:
                                         --------------------------------------
                                Title:
                                         --------------------------------------


                                BANKERS TRUST COMPANY,
                                as Agent and as a Lender

                                By:
                                         --------------------------------------
                                Name:
                                         --------------------------------------
                                Title:
                                         --------------------------------------


                                [----------------------------------],
                                as Applicant Lender

                                By:
                                         --------------------------------------
                                Name:
                                         --------------------------------------
                                Title:
                                         --------------------------------------

                                Address:

                                                                  Schedule I to
                                                    Additional Lender Agreement


                               COMMITMENT NOTICE


                  This Commitment Notice, dated ____________, _____, is delivered in connection with that certain First Amended and Restated Credit Agreement, dated as of September 25, 1996, between BANKERS TRUST COMPANY, a New York banking corporation, as agent for the Lenders (the "Agent"), DORAL FINANCIAL CORPORATION (formerly known as First Financial Caribbean Corporation), a corporation organized under the laws of the Commonwealth of Puerto Rico ("DFC"), and DORAL MORTGAGE CORPORATION, a corporation organized under the laws of the Commonwealth of Puerto Rico and a wholly-owned subsidiary of DFC, and the Lenders party thereto from time to time (as amended, supplemented or extended from time to time, the "Credit Agreement"). Capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

                  The Agent hereby notifies each Lender as follows:

         1. __________________ has been added as a Lender under the Credit Agreement effective as of _____________, ____ (the "Adjustment Date").

         2. As of the Adjustment Date, the respective Commitments of each Lender, after giving effect to the addition of _______________ as a Lender, are as follows:

         [INSERT COMMITMENTS OF EACH LENDER]



                                BANKERS TRUST COMPANY,
                                as Agent

                                By:
                                         --------------------------------------
                                Name:
                                         --------------------------------------
                                Title:
                                         --------------------------------------